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                                                                    Exhibit 10.7




                              WESTERN RESERVE BANK

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                 EFFECTIVE DATE:

                                  MAY 15, 2003


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                              WESTERN RESERVE BANK

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         This Supplemental Executive Retirement Plan is adopted effective May 15, 2003. The Plan is intended to promote the best interests of Western Reserve Bank (the Company) by enabling the Company to retain and employ those key employees who have materially contributed, and continue to contribute, to the success of the business through their outstanding efforts, and to attract persons of outstanding ability to key management positions.

                                   ARTICLE I

                                   DEFINITIONS

         Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise. The following definitions shall govern the Plan:

         1.1 "Board of Directors" or "Board" means the Board of Directors of the Company.

         1.2 "Cause" shall mean and be limited to failure satisfactorily and faithfully to perform his duties hereunder through act or omission beyond negligence or bad judgment. Negligence or bad judgment shall not constitute "cause," so long as such act or omission shall be without intent of personal profit and is reasonably believed by the Employee to be in or not adverse to the best interests of the Corporation; or,

         1.3 "Change of Control" shall result if, and shall be deemed to have occurred on the date of, a transaction pursuant to which either the Company, or in the event any corporation shall own a majority of the Company's voting securities, then with respect to such corporation (which corporation for purposes of this paragraph shall be deemed to be the Company and whose Board shall be deemed to be the Board of the Company):

             (a) Any person or group (as such terms are used in connection with
                 Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) and 13(d)(5) under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities;

             (b) A merger, consolidation, sale of assets, reorganization, or proxy contest is consummated and, as a consequence of which, members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter;



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             (c) During any period of 24 consecutive months, individuals who at the beginning of such period constitute the Board (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least one-half of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board; or

             (d) A merger, consolidation or reorganization is consummated with any other corporation pursuant to which the shareholders of the Company immediately prior to the merger, consolidation or reorganization do not immediately thereafter directly or indirectly own more than fifty percent (50%) of the combined voting power of the voting securities entitled to vote in the election of directors of the merged, consolidated or reorganized entity.

                Notwithstanding the foregoing, no trust department or designated fiduciary or other trustee of such trust department of the Company or a subsidiary of the Company, or other similar fiduciary capacity of the Company with direct voting control of the stock shall be treated as a person or group within the meaning of Change in Control as defined herein. Further, no profit-sharing, employee stock ownership, employee stock purchase and savings, employee pension, or other employee benefit plan of the Company or any of its subsidiaries, and no trustee of any such plan in its capacity as such trustee, shall be treated as a person or group within the meaning of Change in Control as defined herein

         1.4 "Disability" means the Employee qualifies for a total disability benefit under the Company's Long Term Disability Plan.

         1.5 "Effective Date" means May 15, 2003.

         1.6 "Eligible Person" means an employee satisfies the requirements of
Section 2.

         1.7 "Normal Retirement Age" means age 65.

         1.8 "Participant" means an Eligible Person who is participating in the plan after satisfying the requirements of Section 2.

         1.9 "Plan" shall mean this Western Reserve Bank Supplemental Executive Retirement Plan, as it may be amended from time to time

         1.10 "Plan Year" means the 12-month period commencing on January 1 and ending on December 31.


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                                   ARTICLE II
                                   ELIGIBILITY

         2.1 Eligible Persons. Eligibility for participation in the Plan shall be limited to employees of the Company who are designated as eligible to participate by the CEO and approved by the Board, in their sole discretion, provided however that only highly compensated or key management employees shall be considered for eligibility. Individuals who are chosen to participate shall be notified by the Company as to their eligibility to participate in the Plan.

         2.2 Commencement of Participation. The initial group of Eligible Employees shall begin participation on the Effective Date. Eligible Employees who become eligible after the initial group shall begin participation in the Plan on the date chosen by the Board.

         2.3 Termination of Participation. Active participation in the Plan shall end when a Participant's employment terminates for any reason. Upon termination of employment, a Participant shall remain an inactive Participant in the Plan until all of the benefits to which he or she is entitled hereunder have been paid in full.

                                   ARTICLE III
                                  PLAN BENEFITS

         3.1 Vesting. A Participant shall have a vested and nonforfeitable right to receive supplemental benefits under this Plan upon the occurrence of one of the following events:

             (a) Attainment of Retirement Age;

             (b) Termination of employment without Cause;

             (c) Change of Control;

             (d) Disability;

             (e) Death

         3.2 Termination prior to Vesting. A Participant whose employment terminates either voluntarily, or involuntarily for Cause, prior to being vested under paragraph 3.1, shall not be entitled to receive a benefit under this Plan. In the event a Participant is terminated without Cause at anytime, such Participant shall be entitled, at Participant's election, to: (i) a lump sum payment equal to the present value of the Normal Retirement Benefit, using reasonable actuarial assumptions, and assuming that such benefit would be payable beginning at the later of age 65 or the Participant's current age, payable within sixty (60) days of termination of employment, or (ii) the Normal Retirement Benefit payment provided for in Participant's Enrollment and Designation of Beneficiary Form, with such payments to begin at Participant's Normal Retirement Age.


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         3.3 Normal Retirement Benefit. A vested Participant who terminates employment at or after his Normal Retirement Age shall be entitled, to receive the Normal Retirement Benefit specified in such Participant's Enrollment and Designation of Beneficiary Form.

         3.4 Spousal Survivor Benefit.

             (a) If a Participant dies while employed by the Company, the Participant's spouse shall be entitled to receive an annual benefit equal to fifty percent (50%) of the Normal Retirement Benefit outlined in Section 3.3. The payment shall be payable annually to Participant's spouse for life or ten
(10) years, whichever comes first, with 5 payments guaranteed. Such payments shall begin no later than ninety (90) days after Participant's death. In the event the Participant's spouse dies prior to receiving 5 payments hereunder, or Participant dies with no spouse, the contingent beneficiary named by the Participant shall be entitled to receive a lump sum benefit equal to the present value of the remaining guaranteed payments (using a 7% interest rate). If no contingent beneficiary is named by the Participant, such benefit shall be paid to the Participant's estate. In the event the Participant's spouse dies after receiving 5 payments hereunder, the survivor payments shall cease and no further survivor benefit shall be paid.

             (b) If a Participant dies while receiving a Normal Retirement Benefit under the Plan, the Participant's spouse shall receive the remainder of the monthly payments due to the Participant as of the date of Participant's death. In the event the Participant's spouse dies prior to receiving the final payment hereunder, the payments shall cease and no further monthly payments shall be paid. In the event that a Participant who is receiving a Normal Retirement Benefit dies with no spouse, no further benefits shall be paid.

         3.5 Disability. In the event a Participant terminates employment prior to having attained the Normal Retirement Age as a result of a Disability, such Participant shall receive, upon attainment of Normal Retirement Age, the Normal Retirement Benefit, under Section 3.3. The spouse of a disabled Participant shall be entitled to a spousal survivor benefit under Section 3.4(a) if the disabled Participant dies prior to reaching age 65. The spouse of a disabled Participant who is receiving a benefit under this section shall be entitled to a spousal survivor benefit under Section 3.4(b) if the disabled Participant dies prior to receiving the final payment hereunder.

         3.6 Change of Control. Upon termination of employment after a Change of Control, a Participant shall, at Participant's election, be entitled to receive the Normal Retirement Benefit under Section 3.3 in: (i) a lump sum equal to the present value of the Normal Retirement Benefit, using reasonable actuarial assumptions, and assuming that such benefit would be payable beginning at the later of age 65 or the Participant's current age, payable within sixty (60) days of termination of employment, or (ii) the Normal Retirement Benefit payment provided for Participant's Enrollment and Designation of Beneficiary Form, with such payments to begin at Participant's Normal Retirement Age.


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         3.7 Tax Withholding. All payments under this Plan shall be subject to all applicable withholding for state and federal income tax and to any other federal, state or local tax which may be applicable thereto.

         3.8 Payment to Guardian. If a Plan benefit is payable to a person declared incompetent or to a person incapable of handling the disposition of the benefit, the Board may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such incompetent or person. The Board may require proof of incompetency, incapacity or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company and Board with respect to such benefits.

         3.9 Forfeiture or Suspension of Benefits Notwithstanding any other provision of this Plan to the contrary, benefits under this Plan shall be forfeited or suspended as follows:

         (a) No benefits shall be paid if the Participant is discharged from the Company for Cause.

         (b) No benefits shall be paid if the Participant commits suicide within the two years after the Participant becomes eligible to participate in the Plan.

(c) No benefits shall be paid to a Participant who terminates from the Company and thereafter accepts employment that is competitive to the Company. The determination that employment is competitive to the Company shall be made by the Committee in its sole discretion. This 3.9(c) shall not apply after a Change in Control.

                                   ARTICLE IV
                                 ADMINISTRATION

         4.1 Administration of the Plan. The Plan may be administered by the Compensation Committee of the Board. In that case, "Committee" shall refer to the Compensation Committee of the Board. If the Board does not delegate such administration to the Compensation Committee, "Committee" shall refer to the Board. The Committee shall have the authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of the Plan and decide or resolve any and all questions including interpretations of the Plan, as may arise in connection with the Plan. A majority vote of the Committee members shall control any decision.

         4.2 Delegation of Administration. The Committee may from time to time, employ other agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Company.

         4.3 Administration Procedures. The Committee may from time to time establish rules and regulations for the administration of the Plan.


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         4.4 Binding Effect of Committee Decisions. All determinations of the
Committee shall be binding on all parties. In construing or applying the provisions of the Plan, the Company shall have the right to rely upon a written opinion of legal counsel, which may be independent legal counsel or legal counsel regularly employed by the Company, whether or not any question or dispute has arisen as to any distribution from the Plan.

                                   ARTICLE V
                                CLAIMS PROCEDURE

         5.1 Claim Denial Procedure. If a claim for benefits under the Plan is denied in whole or in part, the claimant will be notified by the Committee within sixty (60) days of the date the claims is delivered to the Committee. A claim that is not acted upon within sixty (60) days may be deemed by the claimant to have been denied. The notification will be written in understandable language and will state:

             (a) Specific reasons for denial of the claim;

             (b) Specific references to Plan provisions on which the denial is based;

             (c) A description (if appropriate) of any additional material or information necessary for the claimant to perfect the claim and which such material or information is necessary; and

             (d) An explanation of the Plan's review procedure.

         5.2 Time Limit for Claim Submission. No claim shall be valid unless it is submitted within 60 days following the receipt of the disputed Plan benefit or the denial of a Plan benefit.

         5.3 Review of Claims Denials. Within 60 days after a claim has been denied, or deemed denied, the claimant or his or her authorized representative may make a request for a review by submitting to the Committee a written statement requesting a review of the denial of the claim, setting forth all of the grounds upon which the request for review is based and any facts in the support thereof, and setting forth any issues or comments which the claimant deems relevant to the claim. The claimant may review pertinent documents relating to the denial. The Committee shall make a decision of review within 60 days after the receipt of the claimant's request for review or receipt of all additional materials reasonably requested by the Committee from the claimant, unless an extension of time for processing a review is required, in which case the claimant will be notified and a decision will be made within 120 days of receipt of the request for review. The decision will be in writing, and in understandable language. It will give specific references to the Plan provisions on which the decision is based. The decision of the Committee on review shall be final and conclusive upon all persons if supported by substantial evidence.



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                                   ARTICLE VI
                                  MISCELLANEOUS

         5.4 Nontransferability. The interest of any Participant or beneficiary under this Plan shall not be transferred or transferable, voluntarily or by operation of law, by assignment, anticipation, hypothecation, pledge or other encumbrance, or by garnishment, attachment, levy, seizure or other execution, or by insolvency, receivership, bankruptcy or other debtor proceeding.

         5.5 Unfunded Plan. This Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation for a select group of management or highly compensated employees within the meaning of Sections 201, 301, and 401 of the Employee Retirement Income Security Act of 1974, as amended (ERISA), and therefore to be exempt from the provisions of Parts 2, 3, and 4 of Title I of ERISA. No Employee or any other person shall have any interest in any fund or in any specific asset or assets of the Company by reason of this Plan, or for any other reason, or have any right to receive any distributions under the Plan except as and to the extent expressly provided under the Plan. Employees are general creditors of the Company with regard to the amounts owed pursuant to the Plan.

         5.6 Binding Effect. This Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns and Employee and his heirs, executors, administrators and legal representatives.

         5.7 No Rights as Employee. Nothing contained herein shall be construed as conferring upon any Employee the right to continue in the employ of the Company as an employee.

         5.8 Reimbursement of Costs. If the Company, Employee or a successor in interest to either of the foregoing, brings legal action to enforce any of the provisions of this Plan, the prevailing party in such legal action shall be reimbursed by the other party, the prevailing party's costs of such legal action including, without limitation, reasonable fees of attorneys, accountants and similar advisors and expert witnesses.

         5.9 Applicable Law. This Plan shall be construed in accordance with and governed by the laws of the State of Ohio.

         5.10 Entire Agreement. This Plan and any applicable enrollment forms constitute the entire understanding and agreement with respect to the Plan, and there are no agreements, understandings, restrictions, representations or warranties among Employee and the Company other than those as set forth or provided for therein.

         5.11 Trusts. At its discretion, the Company may establish one or more trusts, with such trustees as the Board may approve, for the purpose of providing for the payment of Plan benefits. Such trust or trusts may be irrevocable, but the assets thereof shall be subject to the claims of the Company's creditors. To the extent any benefits provided under the Plan are actually paid from



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any such trust, the Employer shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Company.

         5.12 Amendment of Plan. This Plan may be amended by the Company at any time in its sole discretion by resolution by its Board; provided however that no amendment may reduce a benefit or delay the time at which benefits shall be paid to a Participant pursuant to the Plan without the consent of the Participant.

         5.13 Key Man Insurance. The Company may purchase and own such key man life insurance as it chooses on the life of any Participant. Such policies shall be corporate assets and no Participant, nor his beneficiaries, heirs, assigns, personal representative or estate, shall have any right to or interest in any such policy or the proceeds payable thereunder on his death. On death of the Participant, the proceeds of any such policy shall be payable solely to the Company.

         5.14 Medical Underwriting. As a condition of becoming a Plan Participant, each Eligible Employee shall undertake certain medical underwriting requirements as requested by the Company. The cost of such underwriting shall be borne by the Company. The specific results of such medical underwriting shall remain confidential among the Participant, the insurance carrier and the Company.

         IN WITNESS WHEREOF, the Company has caused this Plan to be executed by a duly authorized officer effective as of the Effective Date.

                                        WESTERN RESERVE BANK

                                        By: /s/ R. Hal Nichols
                                           ------------------------------------
                                            R. Hal Nichols
                                            Chairman, Compensation Committee



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                 ENROLLMENT AND DESIGNATION OF BENEFICIARY FORM

ENROLLMENT AUTHORIZATION

PARTICIPANT       EDWARD J. MCKEON
           -----------------------------------------------

DATE OF ENROLLMENT         MAY 15, 2003
                  ----------------------------------------

NORMAL RETIREMENT BENEFIT:

         PAYMENT AMOUNT            THE BENEFIT PAYABLE SHALL BE
                                   EQUAL TO 20% OF PARTICIPANTS BASE
                                   SALARY IN EFFECT AT THE TIME OF
                                   TERMINATION OF EMPLOYMENT.

         PAYMENT PERIOD            TEN (10) YEARS
                                   ------------------------------------------

         THE UNDERSIGNED DULY AUTHORIZED OFFICER OF THE COMPANY HEREBY CERTIFIES
THAT:

EDWARD J. MCKEON MEETS THE REQUIREMENTS FOR PARTICIPATION IN THE
WESTERN RESERVE BANK SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AS SET FORTH IN PARAGRAPH 2.1 AND HAS BEEN APPROVED BY THE CEO AND THE BOARD FOR INCLUSION AS A PARTICIPANT.

WESTERN RESERVE BANK

BY:           /S/ P.M. JONES
   --------------------------------------------------

ITS:         CHAIRMAN
    -------------------------------------------------

DATED:       MAY 15, 2003
      -----------------------------------------------



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DESIGNATION OF BENEFICIARY

         A. Primary Beneficiary. The Participant hereby designates the person(s) named below to be his or her primary beneficiary and to receive the balance of any unpaid benefits under the Plan.


Name                     Address                     Percentage of Benefit
----                     -------                     ---------------------

                                                                  %
-------------------------------------------------------------------------------

                                                                  %
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


         B. Contingent Beneficiary. In the event that the primary beneficiary or beneficiaries named above are not living at the time of the Participant's death, the Participant hereby designates the following person(s) to be his or her contingent beneficiary for purposes of the Plan:

Name                     Address                     Percentage of Benefit
----                     -------                     ---------------------

                                                                  %
-------------------------------------------------------------------------------

                                                                  %
-------------------------------------------------------------------------------


PARTICIPANT:


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